UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2022

Ares Industrial Real Estate Income Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-56032	47-1592886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Amended and Restated Advisory Agreement (2022)

Renewal of Advisory Agreement

Ares Industrial Real Estate Income Trust Inc. (referred to herein as the “Company,” “we,” “our,” or “us”), AIREIT Operating Partnership LP, the Company’s operating partnership (the “Operating Partnership”) and Ares Commercial Real Estate Management LLC, the Company’s advisor (the “Advisor”), previously entered into that certain Advisory Agreement (2022), effective as of February 11, 2022 (the “Advisory Agreement”). The term of the Advisory Agreement continued through May 1, 2022, subject to renewal for an unlimited number of one-year periods. Effective as of May 1, 2022, the Company, the Operating Partnership and the Advisor renewed the Advisory Agreement through April 30, 2023 by entering into the Amended and Restated Advisory Agreement (2022) (the “Amended and Restated Advisory Agreement”). The Advisory Agreement was amended and restated in order to, among other things, clarify that the Advisor may, in certain instances, engage third parties to perform property accounting services and may also provide such services in situations where we may not wholly-own a property, such as when we own a property through a joint venture. In addition, the Amended and Restated Advisory Agreement clarifies certain types of expenses that may be reimbursed to the Advisor in connection with the services provided by the Advisor pursuant to the agreement. Further, the Amended and Restated Advisory Agreement makes clear that our indemnification obligations to the Advisor extend to any liabilities, claims, damages or losses arising under any agreements related to an offering. The terms of the Amended and Restated Advisory Agreement are otherwise substantially the same as the terms of the prior version of the agreement.

The foregoing description is qualified in its entirety by reference to the full text of the Amended and Restated Advisory Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1

Amended and Restated Advisory Agreement (2022), dated as of May 1, 2022, by and among Ares Industrial Real Estate Income Trust Inc., AIREIT Operating Partnership LP and Ares Commercial Real Estate Management LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARES INDUSTRIAL REAL ESTATE INCOME TRUST INC.

May 5, 2022	By:	/s/ SCOTT A. SEAGER
Name: Scott A. Seager
Title: Principal, Chief Financial Officer and Treasurer

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